UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01048

Mairs and Power Balanced Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2009

Date of reporting period:	December 31, 2009

Item 1. Report to Stockholders.

Mairs and Power
Balanced Fund, Inc.

Annual Report

December 31, 2009

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

  February 23, 2010

Fourth Quarter Results

The Balanced Fund benefited from strength in both the bond and stock markets reflecting continued economic recovery during the final quarter of 2009. With respect to investment performance, the Fund produced a total investment return of 4.1% compared to a somewhat lower return of 3.5% for the benchmark composite index (60% Standard & Poor's 500 Stock Index and 40% Barclays Capital Gov't/Credit Bond Index). Comparable returns for the Dow Jones Industrial Average and Standard & Poor's 500 indices were 8.1% and 6.0%, respectively. The Barclays Capital Gov't/Credit Bond Index produced a slightly negative return of -0.2% as weak US Treasury returns offset stronger corporate returns resulting from a narrowing of yield spreads in response to the strengthening economy. A peer group of similar balanced funds reported in the Wall Street Journal showed an average return of 3.7% for the same period.

For the full year 2009, the Fund achieved an investment return of 21.4% compared to a lesser benchmark return of 17.7%. Stock returns alone for the popular averages were a greater 22.7% for the DJIA and 26.5% for the S&P 500. However, bond returns were much lower as indicated by a Barclays Capital Gov't/Credit Index return of only 4.5%. The peer group average return for balanced funds shown in the WSJ was up an impressive 23.4% reflecting a generally higher exposure to stocks and a higher weighting in the technology sector which had a strong performance last year. Longer term performance comparisons are generally favorable on a relative basis with the Fund showing a five-year average rate of return of 3.2% compared to 2.4% for the benchmark composite, 2.0% for the DJIA, 0.4% for the S&P 500, 4.7% for the Barclays Capital Bond Index and 2.0% for the WSJ balanced fund peer group.

Recently reported fourth quarter Gross Domestic Product results for the past year were quite a bit better than expected at a positive 5.7% (preliminary basis) even though the final number may be revised downward slightly. While government spending and inventory investment accounted for a major part of the increase, some other signs of underlying strength were evident. Most encouraging was a 13.3% growth in business spending for equipment and software and a 5.7% increase in residential investment. However, overall consumer spending grew only 2.0% reflecting a rising savings rate, debt repayment and continuing high unemployment levels. Fourth quarter corporate profits are estimated to have

TO OUR SHAREHOLDERS (continued)

shown continued growth on the order of 9-10% from the third quarter due primarily to surging productivity gains.

Interest rates have remained relatively stable at both the short and long ends of the curve despite an improving economy. However, improving business conditions have resulted in a continued narrowing of interest rate spreads between corporate bonds and US Treasuries. High unemployment levels together with the absence of any noticeable inflationary pressures have kept the Federal Reserve from signaling any change in monetary policy over the near term. Stock market gains in the fourth quarter and full year seem to have been a direct result of low interest rates and rising corporate profits. Technology issues led the way with strong earnings growth and rising valuation levels. Many cyclical sectors such as basic industries (metals, mining and forest products) and consumer discretionary (automobiles, internet and catalog retailing) also did well with expectations of continued economic growth. Health care did better in the final quarter as the Obama national health program lost momentum in Congress. The financial sector (banks and insurance) was the worst performing sector reflecting continuing concerns over potential residential and commercial real estate loan losses. Among holdings in the Fund, Corning (+26.1%), American Express (+19.5%), Ingersoll-Rand (+16.5%), Bemis (+14.4%) and ConocoPhillips (+13.1%) did the best while Sturm, Ruger (-25.0%), SUPERVALU (-15.6%), Principal Financial Group (-12.2%), Bank of America (-11.0%) and Hershey (-7.9%) fared the worst during the final quarter.

Future Outlook

While the pace of economic growth is expected to moderate from the initial indication of 5.7% for the final quarter of last year, the rate seems likely to average a respectable 3% or more over the next few quarters. Although below past recovery periods, this rate of growth is nevertheless quite in line with historical experience during the post WWII period. Growth should continue to be fueled by such factors as a stimulative fiscal policy, inventory re-stocking, continued corporate capital spending reflecting a catch-up from past under-spending and rising export demand. However, consumer spending will likely remain disappointing due to sluggish employment growth and a lack of confidence leading to debt repayment and a rising savings rate. With productivity improvement expected to continue at an above average pace, corporate earnings are projected to continue rising at a near "double digit" rate. Corporate earnings also seem likely to continue benefiting from faster foreign growth and currency translation gains resulting from continued weakness in the US dollar.

Although subject to sudden and unanticipated changes, the outlook for interest rates seems subdued for the time being. In this regard, recent Federal Reserve pronouncements suggest no directional changes over the near future absent any future corresponding changes in the

TO OUR SHAREHOLDERS (continued)

outlook for inflation and/or the strength of the overall economy. A major uncertainty continues to be the price of energy which could be influenced by changing world events. With credit spreads having already narrowed to more normal levels, returns on corporate bonds seem likely to be more in line with coupon rates.

Considering the current outlook for corporate earnings and interest rates, the environment for the stock market remains favorable. Moreover, valuation levels (15x S&P 500 estimated earnings of $70) are historically quite reasonable, especially when measured against the prevailing level of interest rates. Finally, most measures of liquidity suggest ample "buying power" in the hands of investors enabling them to drive prices higher.

William B. Frels
President and Lead Manager

Ronald L. Kaliebe
Vice President and Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objectives, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  December 31, 2009

Ten years of investment performance (through December 31, 2009)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years	20 years
Mairs and Power Balanced Fund	21.35%	3.17%	5.54%	9.28%
S&P 500(1)	26.46%	0.42%	-0.95%	8.21%
Composite Index(2)	17.74%	2.43%	2.27%	8.02%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1)  The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

(2)  The Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 and 40% of the Barclays Capital Government/Credit Bond Index, which is composed of high-quality, investment-grade U.S. government and corporate fixed income securities with maturities greater than one year.

FUND INFORMATION (unaudited)  December 31, 2009

Portfolio Managers

William B. Frels, lead manager since 1992
University of Wisconsin, BBA Finance 1962

Ronald L. Kaliebe, co-manager since 2006
University of Wisconsin-Madison,
MBA Finance 1980

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$55.76
Expense Ratio	0.83%
Portfolio Turnover Rate	18.92%
Sales Charge	None[1]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings

(Percent of Total Net Assets) 2

3M Co.	3.6%
Emerson Electric Co.	2.8
Baxter International Inc.	2.4
Valspar Corp.	2.3
H.B. Fuller Co.	2.3
Pentair, Inc.	2.2
United Parcel Service, Inc., Class B	2.0
Wells Fargo & Co.	2.0
Honeywell International Inc.	2.0
Schlumberger, Ltd.	1.9

(Percent of Total Net Assets)

Fixed Income Securities 37.7%
Corporate Bonds	33.4%
Federal Agency Obligations	2.5
Asset Backed Securities	1.4
Convertible Corporate Bonds	0.4
Common Stocks 58.8%
Financial	10.0
Health Care	7.6
Energy	7.1
Technology	6.9
Basic Industries	6.0
Capital Goods	5.3
Consumer Staple	5.0
Diversified	4.7
Consumer Cyclical	3.1
Transportation	2.0
Utilities	0.6
Industrial	0.5
Short-term Investments 3.5%[3]	3.5
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS  December 31, 2009

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 37.7%
	FEDERAL AGENCY OBLIGATIONS 2.5%
$500,000	Federal Home Loan Mortgage Corp.	6.050%	08/22/22	$526,339
500,000	Federal National Mortgage Association	6.000%	07/08/24	493,336
500,000	Federal National Mortgage Association	5.625%	08/26/24	500,339
500,000	Federal National Mortgage Association	5.250%	11/19/24	493,588
500,000	Federal Home Loan Bank	5.050%	12/30/24	491,283
500,000	Federal National Mortgage Association	5.100%	12/30/24	488,288
500,000	Federal National Mortgage Association (a)	5.250%	01/14/25	492,676
				3,485,849
	CORPORATE BONDS 33.4%
	CONSUMER CYCLICAL 0.4%
500,000	Best Buy Co., Inc.	6.750%	07/15/13	549,297
	FINANCIAL 23.5%
250,000	General Motors Acceptance Corp.	7.750%	01/19/10	250,116
250,000	Bear Stearns Co., Inc.	5.850%	07/19/10	256,820
500,000	Textron Financial Corp.	5.125%	02/03/11	504,746
250,000	General Motors Acceptance Corp.	7.250%	03/02/11	249,520
500,000	Nationwide Life Global (b)	5.350%	03/15/11	495,466
250,000	Ford Motor Credit Co.	5.300%	04/20/11	240,869
250,000	Household Finance Corp.	6.375%	10/15/11	265,881
500,000	Nationwide Financial Services	6.250%	11/15/11	517,847
500,000	American Express Travel (b)	5.250%	11/21/11	524,338
200,000	Ford Motor Credit Co.	7.000%	11/26/11	197,246
500,000	Lincoln National Corp.	6.200%	12/15/11	520,338
250,000	General Motors Acceptance Corp.	7.000%	02/01/12	244,956
500,000	SunTrust Bank	5.250%	11/05/12	518,780
500,000	Harley Davidson Funding Corp. (b)	5.250%	12/15/12	511,108

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$453,000	City National Corp.	5.125%	02/15/13	$454,093
250,000	Goldman Sachs Group (b)	8.000%	03/01/13	278,658
500,000	Metropolitan Life Global Funds I (b)	5.125%	04/10/13	529,695
500,000	Fifth Third Bancorp	6.250%	05/01/13	514,807
53,251	CIT Group Inc.	7.000%	05/01/13	49,656
500,000	Genworth Life Financial Inc. (b)	5.875%	05/03/13	495,344
500,000	Protective Life Corp.	4.300%	06/01/13	478,373
250,000	Allstate Corp.	7.500%	06/15/13	280,488
500,000	Harleysville Group	5.750%	07/15/13	499,873
485,000	Jefferson-Pilot Corp.	4.750%	01/30/14	481,819
415,000	Liberty Mutual Group Inc. (b)	5.750%	03/15/14	409,055
79,877	CIT Group Inc.	7.000%	05/01/14	74,186
500,000	GATX Corp.	8.750%	05/15/14	562,258
500,000	Genworth Life Financial Inc.	5.750%	06/15/14	478,196
500,000	Citigroup Inc.	5.000%	09/15/14	482,012
500,000	Regions Financial Corp. Sr. Notes	7.750%	11/10/14	493,112
500,000	General Motors Acceptance Corp.	6.750%	12/01/14	474,923
500,000	American General Finance Corp.	6.000%	12/15/14	337,028
500,000	Caterpillar Financial Services Corp.	6.750%	03/15/15	503,997
500,000	Principal Life Global (b)	5.050%	03/15/15	483,252
79,877	CIT Group Inc.	7.000%	05/01/15	71,490
500,000	M&I Marshall & Ilsley Bank	4.850%	06/16/15	392,177
500,000	Key Bank National Association	5.450%	03/03/16	458,987
133,128	CIT Group Inc.	7.000%	05/01/16	117,153
250,000	Security Benefit Life Insurance (b)	8.750%	05/15/16	73,750
500,000	Merrill Lynch & Co., Inc.	6.050%	05/16/16	504,499
500,000	Torchmark Corp.	6.375%	06/15/16	503,593

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	Continental Airlines Inc.	9.000%	07/08/16	$530,000
500,000	Western Union Co.	5.930%	10/01/16	539,362
500,000	National City Bank	5.250%	12/15/16	497,517
500,000	Citigroup Inc.	5.500%	02/15/17	473,165
186,380	CIT Group, Inc.	7.000%	05/01/17	161,685
250,000	Merrill Lynch & Co., Inc.	5.700%	05/02/17	245,043
500,000	Comerica Bank	5.200%	08/22/17	463,516
500,000	Bank Of America Corp.	6.000%	09/01/17	518,962
500,000	American Express Bank	6.000%	09/13/17	518,764
250,000	General Motors Acceptance Corp.	7.250%	09/15/17	182,858
500,000	Bear Stearns Co., Inc.	6.400%	10/02/17	545,040
525,000	Cargill, Inc. (b)	6.000%	11/27/17	559,562
500,000	Prudential Financial Inc.	6.000%	12/01/17	515,853
500,000	American General Finance Corp.	6.900%	12/15/17	347,177
500,000	Morgan Stanley	5.950%	12/28/17	515,720
500,000	Goldman Sachs Group	5.950%	01/18/18	527,986
500,000	Wachovia Corp.	5.750%	02/01/18	521,784
500,000	United Health Group, Inc.	6.000%	02/15/18	516,474
250,000	Lincoln National Corp.	7.000%	03/15/18	261,260
500,000	SunTrust Bank	7.250%	03/15/18	522,075
500,000	Morgan Stanley	6.625%	04/01/18	540,584
500,000	General Electric Capital Corp.	6.350%	05/12/18	505,270
500,000	Provident Cos.	7.000%	07/15/18	480,113
500,000	MetLife Inc.	6.817%	08/15/18	556,879
500,000	Associated Banc-Corp.	9.250%	10/15/18	490,476
500,000	The Hartford Financial Services Group, Inc.	6.000%	01/15/19	486,888

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIAL (continued)
$500,000	BB&T Corp.	6.850%	04/30/19	$560,801
250,000	Berkley (WR) Corp.	6.150%	08/15/19	237,300
500,000	Protective Life Corp.	7.375%	10/15/19	501,080
450,000	Compass Bank	5.500%	04/01/20	415,107
537,000	Manufacturers & Traders Trust Co. (f)	5.585%	12/28/20	468,372
500,000	Prudential Financial Inc.	6.000%	02/15/23	482,579
250,000	Household Finance Corp.	5.250%	06/15/23	217,086
500,000	Pacific Life Insurance Co. (b)	7.900%	12/30/23	481,983
250,000	Liberty Mutual Insurance Co. (b)	8.500%	05/15/25	258,963
250,000	Provident Cos.	7.250%	03/15/28	206,501
500,000	Farmers Exchange Capital (b)	7.050%	07/15/28	435,588
				32,069,878
	INDUSTRIAL 7.3%
250,000	DaimlerChrysler NA Holding Corp.	7.750%	01/18/11	265,795
250,000	Hertz Corp.	7.400%	03/01/11	253,125
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	258,437
200,000	Ford Motor Co.	9.500%	09/15/11	205,000
500,000	Weyerhaeuser Co.	6.750%	03/15/12	529,737
250,000	Bombardier Inc. (b) (e)	6.750%	05/01/12	258,125
500,000	Valspar Corp.	5.625%	05/01/12	523,981
500,000	Albertsons (SUPERVALU Inc.)	6.820%	07/30/12	497,500
500,000	ALCOA, Inc.	5.375%	01/15/13	521,450
500,000	Cargill, Inc. (b)	5.200%	01/22/13	530,171
250,000	General Motors Corp. (g)	7.125%	07/15/13	66,250
250,000	Willamette Industries	7.125%	07/22/13	244,920

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
$500,000	Ingersoll-Rand Co., Ltd. (e)	6.000%	08/15/13	$539,883
250,000	Maytag Corp.	5.000%	05/15/15	248,543
500,000	Fisher Scientific International, Inc.	6.125%	07/01/15	515,625
340,000	Johnson Controls	5.500%	01/15/16	345,805
500,000	International Paper Co.	5.250%	04/01/16	505,180
500,000	SUPERVALU Inc.	8.000%	05/01/16	507,500
500,000	Valspar Corp.	6.050%	05/01/17	506,347
250,000	ServiceMaster Co.	7.100%	03/01/18	186,875
250,000	ConocoPhillips	6.650%	07/15/18	282,229
350,000	PPG Industries	7.400%	08/15/19	390,233
500,000	Wyeth	6.450%	02/01/24	557,021
865,000	Union Carbide Corp.	7.500%	06/01/25	795,313
500,000	Toro Co.	7.800%	06/15/27	475,370
				10,010,415
	UTILITIES 2.2%
250,000	Xcel Energy Inc.	7.000%	12/01/10	263,166
250,000	TECO Energy Inc.	7.000%	05/01/12	266,808
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	276,781
500,000	CenterPoint Energy, Inc.	5.950%	01/15/14	526,544
500,000	Commonwealth Edison Co.	6.150%	09/15/17	541,507
250,000	Vectren Utility Holdings, Inc.	5.750%	08/01/18	251,786
250,000	South Jersey Gas Co.	7.125%	10/22/18	246,651
250,000	United Utilities PLC (e)	5.375%	02/01/19	249,139
250,000	Verizon Communications, Inc.	6.350%	04/01/19	275,808
				2,898,190
	TOTAL CORPORATE BONDS			45,527,780

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES 1.4%
$500,000	Delta Air Lines, Inc.	7.570%	05/18/12	$506,875
500,000	Delta Air Lines, Inc.	7.111%	03/18/13	504,375
250,000	American Airlines Inc.	7.858%	04/01/13	250,000
159,140	General American Transportation	7.500%	02/28/15	170,072
467,436	Southwest Airlines	6.150%	02/01/24	462,761
				1,894,083
	CONVERTIBLE CORPORATE BONDS 0.4%
	INDUSTRIALS 0.3%
500,000	ADC Telecommunications	3.500%	07/15/15	381,250
	UTILITIES 0.1%
176,150	Noram Energy	6.000%	03/15/12	171,746
	TOTAL CONVERTIBLE CORPORATE BONDS			552,996
	TOTAL FIXED INCOME SECURITIES (cost $50,215,899)			$51,460,708

	COMMON STOCKS 58.8%
	BASIC INDUSTRIES 6.0%
65,000	Bemis Co., Inc.	1,927,250
137,000	H.B. Fuller Co.	3,116,750
117,000	Valspar Corp.	3,175,380
		8,219,380
	CAPITAL GOODS 5.3%
78,000	Graco Inc.	2,228,460
68,000	MTS Systems Corp.	1,954,320
95,000	Pentair, Inc.	3,068,500
		7,251,280

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	CONSUMER CYCLICAL 3.1%
29,000	Briggs & Stratton Corp.	$542,590
15,000	Genuine Parts Co.	569,400
69,000	Home Depot, Inc.	1,996,170
30,000	Sturm, Ruger & Co., Inc.	291,000
20,000	Toro Co.	836,200
		4,235,360
	CONSUMER STAPLE 5.0%
31,000	General Mills, Inc.	2,195,110
15,000	The Hershey Co.	536,850
59,000	Hormel Foods Corp.	2,268,550
25,000	Kimberly-Clark Corp.	1,592,750
24,000	SUPERVALU Inc.	305,040
		6,898,300
	DIVERSIFIED 4.7%
60,000	3M Co.	4,960,200
95,000	General Electric Co.	1,437,350
		6,397,550
	ENERGY 7.1%
28,000	BP p.l.c. ADR (d) (e)	1,623,160
46,000	ConocoPhillips	2,349,220
26,000	Exxon Mobil Corp.	1,772,940
25,000	Murphy Oil Corp.	1,355,000
39,000	Schlumberger, Ltd. (e)	2,538,510
		9,638,830
	FINANCIAL 10.0%
25,000	American Express Co.	1,013,000
52,000	Associated Banc-Corp.	572,520

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIAL (continued)
54,999	Bank of America Corp.	$828,285
4,583	CIT Group Inc. (c)	126,537
38,000	JPMorgan Chase & Co.	1,583,460
20,000	Lincoln National Corp.	497,600
75,000	Principal Financial Group	1,803,000
79,000	TCF Financial Corp.	1,075,980
33,000	Travelers Companies, Inc.	1,645,380
81,000	U.S. Bancorp	1,823,310
99,000	Wells Fargo & Co.	2,672,010
		13,641,082
	HEALTH CARE 7.6%
55,000	Baxter International Inc.	3,227,400
50,000	Bristol-Myers Squibb Co.	1,262,500
55,000	Eli Lilly & Co.	1,964,050
28,000	Johnson & Johnson	1,803,480
113,640	Pfizer Inc.	2,067,111
		10,324,541
	INDUSTRIAL 0.5%
20,000	Ingersoll-Rand Co., Ltd. (e)	714,800
	TECHNOLOGY 6.9%
70,000	Corning Inc.	1,351,700
89,000	Emerson Electric Co.	3,791,400
68,000	Honeywell International Inc.	2,665,600
12,000	International Business Machines Corp.	1,570,800
		9,379,500

SCHEDULE OF INVESTMENTS (continued)  December 31, 2009

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	TRANSPORTATION 2.0%
47,000	United Parcel Service, Inc., Class B	$2,696,390
	UTILITIES 0.6%
40,000	Xcel Energy Inc.	848,800
	TOTAL COMMON STOCKS (cost $59,184,272)	$80,245,813
	SHORT-TERM INVESTMENTS 3.3%
4,419,154	First American Prime Obligations Fund, Class Z, 0.05% (h) (cost $4,419,154)	4,419,154
	TOTAL INVESTMENTS 99.8% (cost $113,819,325)	$136,125,675
	OTHER ASSETS AND LIABILITIES (NET) 0.2%	278,194
	TOTAL NET ASSETS 100.0%	$136,403,869

(a)  When-issued security. As of December 31, 2009, this security represented $492,676 or 0.4% of total net assets.

(b)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Fund's Board of Directors. As of December 31, 2009, these securities represented $6,325,058 or 4.6% of total net assets.

(c)  Non-income producing.

(d)  American Depository Receipt.

(e)  Foreign security denominated in U.S. dollars. As of December 31, 2009, these securities represented $5,923,617 or 4.3% of total net assets.

(f)  Step Bond - Security for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of December 31, 2009.

(g)  Non-income producing - Issuer is in default.

(h)  The rate quoted is the annualized seven-day effective yield as of December 31, 2009.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2009

ASSETS
Investments, at fair value (cost $113,819,325) (Note 1)	$136,125,675
Receivable for Fund shares sold	98,657
Dividends and interest receivable	891,499
137,115,831
LIABILITIES
Payable for Fund shares redeemed	139,426
Payable for securities purchased	500,000
Accrued investment management fees (Note 2)	69,455
Accrued Fund administration fees (Note 2)	1,488
Accrued expenses and other liabilities	1,593
711,962
NET ASSETS	$136,403,869
NET ASSETS CONSIST OF
Portfolio capital	114,097,519
Net unrealized appreciation of investments	22,306,350
TOTAL NET ASSETS	$136,403,869
Fund shares issued and outstanding (par value $0.10 per share; 10,000,000 authorized)	2,446,120
Net asset value per share	$55.76

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS  Year Ended December 31, 2009

INVESTMENT INCOME
Income:
Dividends	$2,021,775
Interest	3,211,403
TOTAL INCOME		$5,233,178
Expenses:
Investment management fees (Note 2)	688,024
Fund administration fees (Note 2)	11,675
Fund accounting	78,948
Directors' compensation (Note 2)	9,399
Transfer agent fees	50,335
Custodian fees	16,825
Legal and audit fees	34,933
Other expenses	65,865
TOTAL EXPENSES		956,004
NET INVESTMENT INCOME		4,277,174
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED
APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on investments sold	263,553
Net change in unrealized appreciation/depreciation of investments	18,422,336
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		18,685,889
NET INCREASE IN NET ASSETS FROM OPERATIONS		$22,963,063

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31
	2009	2008
OPERATIONS
Net investment income	$4,277,174	$4,429,676
Net realized gain on investments sold	263,553	599,020
Net change in unrealized appreciation/depreciation of investments	18,422,336	(34,644,640)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	22,963,063	(29,615,944)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(4,301,445)	(4,419,387)
Net realized gain on investments sold	(266,281)	(596,026)
Return of capital	(68,833)	-
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(4,636,559)	(5,015,413)
CAPITAL TRANSACTIONS
Proceeds from shares sold	17,787,320	10,748,043
Reinvestment of distributions from net investment income and net realized gains	4,233,737	4,590,421
Cost of shares redeemed	(11,933,037)	(18,361,424)
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL TRANSACTIONS	10,088,020	(3,022,960)
TOTAL INCREASE (DECREASE) IN NET ASSETS	28,414,524	(37,654,317)
NET ASSETS
Beginning of period	107,989,345	145,643,662
End of period (including undistributed net investment income of $0 and $19,762, respectively)	$136,403,869	$107,989,345
FUND SHARE TRANSACTIONS
Shares sold	349,143	194,975
Shares issued for reinvested distributions	83,726	86,007
Shares redeemed	(246,159)	(326,323)
NET INCREASE (DECREASE) IN FUND SHARES	186,710	(45,341)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 2009

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Balanced Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objectives of the Fund are to provide shareholders with regular current income, the potential for capital appreciation and a moderate level of risk by investing in a diversified portfolio including bonds, preferred stocks, common stocks, and other securities convertible into common stock.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities that are traded on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity are valued by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates fair value.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold. As of December 31, 2009, no securities in the Fund were valued using this method.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2009

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2009:

	Level 1	Level 2	Level 3
Security Classification (a)
Common Stocks	$80,245,813	$-	$-
Short-term Investments	4,419,154	-	-
Fixed Income Securities	-	51,460,708	-
Total	$84,664,967	$51,460,708	$-

(a)  For detail of common stocks and fixed income securities by major industry classification, please refer to the Schedule of Investments.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2009

Note 1 – Organization and Significant Accounting Policies (continued)

income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund's net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Generally, tax authorities can examine all tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 23, 2010, the date the financial statements were available to be issued.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. computed at an annual rate of 0.60% of daily net assets. The fund administration fee paid to Mairs and Power, Inc. was computed at an annual rate of 0.005% of daily net assets. For the year ended December 31, 2009, the Fund incurred $5,734 in administration fees from Mairs and Power, Inc. and as of December 31, 2009, had an accrued liability of $579 for administration fees payable to Mairs and Power, Inc.

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2009

Note 2 – Related-Party Transactions (continued)

not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On the Statement of Assets and Liabilities, the following reclassification, due to dividend reclassifications, was made for the year ended December 31, 2009:

Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)
$4,509	$(4,509)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

NOTES TO FINANCIAL STATEMENTS (continued)  December 31, 2009

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

The tax character of distributions paid during the years ended December 31, 2009 and 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$4,380,584	$4,419,387
Long-term capital gains	187,142	596,026
Return of capital	68,833	-
	$4,636,559	$5,015,413

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2009.

At December 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$113,819,325
Gross unrealized appreciation	$31,260,917
Gross unrealized depreciation	(8,954,567)
Net unrealized appreciation	$22,306,350
Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Total distributable earnings	$-
Total accumulated earnings	$22,306,350

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the year ended December 31, 2009, aggregated $26,575,628 and $4,919,367, respectively. Purchases and sales of government securities during the year ended December 31, 2009 aggregated $3,500,000 and $16,086,722, respectively.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each year)

	Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share
Net asset value, beginning of year	$47.80	$63.19	$63.06	$58.42	$57.66
Income from investment operations:
Net investment income	1.88	1.98	1.89	1.81	1.59
Net realized and unrealized gain (loss)	8.08	(15.12)	0.82	5.20	0.95
Total from investment operations	9.96	(13.14)	2.71	7.01	2.54
Distributions to shareholders from:
Net investment income	(1.86)	(1.98)	(1.89)	(1.81)	(1.59)
Net realized gains on investments sold	(0.11)	(0.27)	(0.69)	(0.56)	(0.19)
Return of capital	(0.03)	-	-	-	-
Total distributions	(2.00)	(2.25)	(2.58)	(2.37)	(1.78)
Net asset value, end of year	$55.76	$47.80	$63.19	$63.06	$58.42
Total investment return	21.35%	(21.12)%	4.28%	12.10%	4.47%
Net assets, end of year, in thousands	$136,404	$107,989	$145,644	$141,224	$117,947
Ratios/supplemental data:
Ratio of expenses to average net assets	0.83%	0.80%	0.77%	0.79%	0.84%
Ratio of net investment income to average net assets	3.73	3.45	2.92	2.97	2.84
Portfolio turnover rate	18.92	17.31	9.07	6.86	13.49

See accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Mairs and Power Balanced Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Mairs and Power Balanced Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mairs and Power Balanced Fund, Inc. at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2010

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the period July 1, 2009 through December 31, 2009 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 07/01/2009	Ending Account Value 12/31/2009	Expenses Paid During Period *
Actual return	$1,000	$1,175.50	$4.55
Hypothetical assumed 5% return	$1,000	$1,021.02	$4.23

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.83%, multiplied by the average account value over the Fund's second fiscal half-year, multiplied by the number of days in the Fund's second fiscal half-year (184 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual reports to shareholders, which is available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at 800-304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

PRIVACY POLICY (unaudited)

Mairs and Power Funds, in having created a relationship with its shareholders, has established a policy which sets forth the commitment of the Funds to maintain a shareholder's private information in a confidential manner, securing personal and financial data.

In the normal process of doing business with its shareholders, Mairs and Power Funds collects nonpublic personal information about its shareholders. This information is collected from the application or other forms, correspondence, or conversations, including but not limited to, account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our shareholders, past or present, to nonaffiliated third parties, such as consultants or accountants, except as authorized by shareholders or required by law. Third parties that perform administrative services on the Funds' behalf, such as our transfer agent and custodian, will receive nonpublic personal information about our shareholders. These entities will use this information only to provide required services for shareholders, and are not permitted to share or use this information for any other purpose. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard our nonpublic personal information. We will not under any circumstances disclose any information, public or nonpublic, about our present or former shareholders to any third parties for the purpose of marketing.

In the event that shareholders hold shares of the Fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of such financial intermediary governs how nonpublic personal information would be shared with nonaffiliated third parties.

DIRECTORS AND OFFICERS (unaudited)  December 31, 2009

Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's Directors and is available without charge, upon request, by calling Shareholder Services at (800) 304-7404.

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal Occupation(s) during past five years	Number of portfolios in Fund complex overseen by Director	Other directorships held by directors and officers
INTERESTED PRINCIPAL OFFICER WHO IS A DIRECTOR

William B. Frels (70)	President since June 2004 and Director since 1992	• Chairman and CEO of the Investment Adviser (2007-present). • President of the Investment Adviser (2002 to 2007). • Treasurer of the Investment Adviser (1996 to 2007).	2	N/A

INTERESTED PRINCIPAL OFFICERS WHO ARE NOT DIRECTORS

Ronald L. Kaliebe (57)	Vice President since 2009	• Vice President of the Investment Adviser (2001-present).	N/A	N/A

Jon A. Theobald (64)	Secretary since 2003; Chief Compliance Officer since 2004	• President and Chief Operating Officer of the Investment Adviser (2007 to present).
• Chief Compliance Officer of the Investment Adviser (2004 to present).
		• Executive Vice President and Chief Administrative Officer of the Investment Adviser (2002 to 2007).	N/A	N/A

Lisa J. Hartzell (64)	Treasurer since 1996	• Vice President of the Investment Adviser (2004 to present). • Manager of Mutual Fund Services of the Investment Adviser (1996 to present).	N/A	N/A

DIRECTORS AND OFFICERS (unaudited) (continued)  December 31, 2009

Name (age) and address[1]	Position(s) held with the Fund and length of time served[2]	Principal Occupation(s) during past five years	Number of portfolios in Fund complex overseen by Director	Other directorships held by directors and officers
DISINTERESTED DIRECTORS

Norbert J. Conzemius (68)	Board Chair since February 2006; Director since 2000	• Retired Chief Executive Officer, Road Rescue Incorporated.	2	N/A

Charles M. Osborne (56)	Audit Committee Chair since February 2006; Director since 2001	• Retired Chief Financial Officer, Fair Isaac Corporation (2004 to 2009). • Chief Financial Officer (2000 to 2004), Vice President (2003 to 2004), University of Minnesota Foundation.	2	N/A

Edward C. Stringer (74)	Director since 2002	• Retired attorney (2002 to 2005), Briggs and Morgan, P.A. • Retired Associate Justice, State of Minnesota Supreme Court (1994 to 2002).	2	N/A

Bert J. McKasy (67)	Director since September 2006	• Attorney, Lindquist & Vennum, P.L.L.P (1994 to present).	2	N/A

1  Unless otherwise indicated, the mailing address of each officer and director is: W1520 First National Bank Building, 332 Minnesota Street, Saint Paul, MN 55101-1363.

2  Each Director serves until his resignation or mandatory retirement age. Each officer is elected annually and serves until his successor has been duly elected and qualified.

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MAIRS AND POWER BALANCED FUND, INC.

Established 1961

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Item 2. Code of Ethics.

The registrant adopted its Code of Ethics for Principal Executive Officer and Principal Financial Officer on April 15, 2003. The Code of Ethics is attached as exhibit 12(a)(1) to this form.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Charles M. Osborne, a member of the registrant’s Audit Committee, is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr. Osborne is “independent” under the standards set forth in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Year Ended December 31,	(a) Audit Fees	(b) Audit- Related Fees	(c) Tax Fees	(d) All Other Fees

2008	$25,500	$1,000	$6,200	None
2009	$26,000	None	$6,325	None

(b)	Audit fees include amounts related to the audit of registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(c)	Tax fees include amounts related to tax advice and tax return preparation, compliance and reviews.

(e)(1)

The registrant’s Audit Committee approves the engagement of the accountant before the accountant is engaged by the registrant to render audit and non-audit services. The Audit Committee pre-approved tax-related non-audit services in an amount not to exceed $6,325 for the fiscal year ending December 31, 2009.

(e)(2)

All of the services described in columns (b) through (d) in the table above, were approved in advance by the registrant’s Audit Committee. None of such services was subject to a waiver of the pre-approval requirement pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant were $6,200 for the fiscal year ended December 31, 2008 and $6,325 for the fiscal year ended December 31, 2009. The aggregate fees for non-audit services rendered by the registrant’s accountant to the registrant’s investment adviser were $12,400 for the fiscal year ended December 31, 2008 and $12,650 for the fiscal year ended December 31, 2009.

1

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s accountant to the registrant’s investment adviser is compatible with maintaining the account’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

2

Item 12. Exhibits.

(a)(1) Code of Ethics

Mairs and Power Balanced Fund, Inc. Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Attached as exhibits 12(a)(1) to this form.

(a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

Not applicable to registrant.

(b)               Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Balanced Fund, Inc.

By (Signature and Title)	/s/	William B. Frels
William B. Frels, President

Date		3/5/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	3/5/2010

By (Signature and Title)*	/s/	Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	3/5/2010

* Print the name and title of each signing officer under his or her signature.

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